As filed with the Securities and Exchange Commission on January 15, 2010
1940 Act File No. 811-_______
SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM N-2

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

JHW Pan Asia Strategies Master Fund, LLC
(Exact Name of Registrant as Specified in Charter)
711 Fifth Avenue,  Suite 410
New York,  NY  10022
 (Address of Principal Executive Offices)
(888) 369-1860
(Registrant’s Telephone Number)
William Ng
711 Fifth Avenue,  Suite 410
New York,  NY  10022
 (Name and Address of Agent for Service)

Copy to:
Joshua D. Deringer, Esq. Drinker Biddle & Reath LLP One Logan Square 18th & Cherry Streets Philadelphia, PA 19103-6996 215-988-2700

PART A:
INFORMATION REQUIRED IN A PROSPECTUS

Responses to Items 1, 2, 3.2, 4, 5, 6 and 7 of Part A have been omitted pursuant to Paragraph 3 of Instruction G of the General Instructions to Form N-2.

Responses to certain Items required to be included in Part A of this Registration Statement are incorporated herein by reference to the Registration Statements on Form N-2 of JHW Pan Asia Strategies Fund, LLC and  JHW Pan Asia Strategies TE Fund, LLC (the “Feeder Funds”), as filed with the Securities and Exchange Commission (the “SEC”) on _____________ and ______________, respectively (the “Feeder Funds’ Registration Statements on Form N-2”).  Capitalized terms that are not otherwise defined shall have the respective meanings set forth in the Feeder Funds’ Registration Statements on Form N-2.

Item 3.  Fee Table

This table summarizes the fees and expenses that you will pay if you buy and hold limited liability company interests (“Interests”) in JHW Pan Asia Strategies Master Fund, LLC  (the “Master Fund”) through the Feeder Funds.

Annual Expenses (as a percentage of net assets of the Master Fund):

Management Fee(1)	1.50%
Interest Expense(2)	0%
Other Expenses (including organizational expenses, insurance costs and directors’ fees)(3)	---%
Acquired Fund Fees and Expenses(4)	---%
Total Annual Expenses	---%

Example

You would pay the following expenses on a $1,000 investment in the Master Fund, assuming a 5% annual return:	1 Year	3 Years	5 Years	10 Years
	$ --	$ --	$ --	$ --

The purpose of the above table is to assist an investor in understanding the various costs and expenses that an investor in the Master Fund will bear directly or indirectly.  For a more complete description of the various fees and expenses of the Master Fund, see “Investment Management Fee” and “Fund and Master Fund Expenses” in the Feeder Funds’ confidential memoranda (“Memoranda”) included in the Feeder Funds’ Registration Statements on Form N-2.  The Example is based on the annual fees and expenses set out on the table above and should not be considered a representation of the Master Fund’s future expenses.  Actual expenses of the Master Fund may be greater or less than those shown.  Moreover, the rate of return of the Master Fund may be greater or less than the hypothetical 5% return used in the above example.  A greater rate of return than that used in the example would increase the dollar amount of the asset-based fees paid by the Master Fund.
______________
(1)  The Investment Management Fee is equal to 1.50% on an annualized basis of the Master Fund’s net assets as of each month-end.  Net assets means the total value of all assets of the Master Fund, less an amount equal to all accrued debts, liabilities and obligations of the Master Fund.

(2)  The Master Fund does not expect to have any borrowings during its first year of operations.  The Master Fund will incur interest expense on any borrowings.

(3)  Because the Master Fund is recently organized, Other Expenses (shown above) are based on estimated expenses for the current fiscal year assuming aggregate net assets of $___ million in the Master Fund.  Certain administrative and other expenses applicable to feeder funds that invest in the Master Fund, including the Feeder Funds, are applied at the feeder fund level rather than at the Master Fund level.  Members also bear a portion of the asset-based fees, performance and incentive fees or allocations and other expenses incurred by the Master Fund as an investor in Sub-Manager Funds.

(4) In addition to the Master Fund’s direct expenses, the Master Fund indirectly bears a pro-rata share of the expenses of the Sub-Manager Funds. Generally, asset-based fees payable in connection with Sub-Manager Fund investments will range from 1% to 2% (annualized) of the commitment amount of the Master Fund’s investment, and performance or incentive fees or allocations are typically 15% to 20% of a Sub-Manager Fund’s net profits annually, although it is possible that such amounts may be exceeded for certain Sub-Managers. The acquired fund fees and expenses shown are an estimate of such amounts for the first year of the Master Fund’s operations.  Historically, a substantial majority of the direct investments made by the Investment Manager and its affiliates on behalf of their clients have been made without any “acquired fees”, i.e. free of the management fees and performance/incentive fees or allocations that are typically charged by the Sub-Managers of Sub-Manager Funds.  In the future, these fees and expenses may be substantially higher or lower than reflected, because certain fees are based on the performance of the Sub-Manager Funds, which fluctuate over time. In addition, the Master Fund's portfolio will change from time to time, which will result in different Acquired Fund Fees and Expenses.

Item 7.  Use of Proceeds

The proceeds from the sale of Interests, net of the Master Fund’s fees and expenses, will be invested by J.H. Whitney Investment Management, LLC (the “Investment Manager”) to pursue the Master Fund’s investment program and objectives as soon as practicable, consistent with market conditions and the availability of suitable investments.

Item 8.  General Description of the Registrant

The Master Fund is registered under the 1940 Act as a closed-end, non-diversified management investment company.  The Master Fund was organized as a limited liability company under the laws of the State of Delaware on January 4, 2010.

Interests in the Master Fund are being issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of, and/or Regulation D under, the Securities Act of 1933, as amended (the “Securities Act”).  Investments in the Master Fund generally may be made only by U.S. and foreign investment companies or other investment vehicles that persons who are both “accredited investors,” as defined in Regulation D under the Securities Act, and “qualified clients,” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  The Master Fund may decline to accept any investment in its discretion.  This Registration Statement by itself does not constitute an offer to sell, or the solicitation of an offer to buy, any “security” within the meaning of the Securities Act.

Information on the Master Fund’s investment objective, strategies and policies, the kinds of securities in which the Master Fund principally invests, other investment practices of the Master Fund and the risk factors associated with investments in the Master Fund are incorporated herein by reference from the sections entitled “Investment Objective and Strategies” and “Risk Factors” in the Feeder Funds’ Memoranda included in the Feeder Funds’ Registration Statements on Form N-2.

Item 9.  Management

A description of how the business of the Master Fund is managed is incorporated herein by reference from the sections entitled “Management of the Fund and the Master Fund,” “Administration” and “Custodian” in the Feeder Funds’ Memoranda included in the Feeder Funds’ Registration Statements on Form N-2.  The following list identifies the specific sections of the Feeder Funds’ Memoranda under which the information required by Item 9 of Form N-2 may be found; each listed section is incorporated herein by reference.

ITEM 9.1(a)  “Management of the Fund and the Master Fund”

ITEM 9.1(b)  “Management of the Fund and the Master Fund” and “Investment Management Fee”

ITEM 9.1(c)  “Management of the Fund and the Master Fund”

ITEM 9.1(d)  “Administration”

ITEM 9.1(e)  “Custodian”

ITEM 9.1(f)   “Fund and Master Fund Expenses”

ITEM 9.1(g)  Affiliated Brokerage

Not applicable.

Item 9.2.  Non-Resident Managers

Not applicable.

Item 9.3.  Control Persons

See response to Item 19 below.  To the extent that any investor is the beneficial owner of more than 25% of the Interests (by value) of the Master Fund, such investor may be deemed to be a “control person” of the Master Fund for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 10.  Capital Stock, Long-Term Debt, and Other Securities

Item 10.1.  Capital Stock

The Master Fund is organized as a limited liability company under the laws of the State of Delaware and intends to be classified as a partnership for income tax purposes.  The rights of each Member in the Master Fund will be established and governed by the Limited Liability Company Agreement of the Master Fund, dated and effective as of _______________ (the “LLC Agreement”).  A Member and its advisers should carefully review the LLC Agreement, as each Member will agree to be bound by its terms and conditions.  The following is a summary description of certain provisions of the LLC Agreement.  The description of such provisions is not definitive and is qualified in its entirety by reference to the LLC Agreement.  For purposes of this Item 10.1, capitalized terms that are not otherwise defined shall have the respective meanings set forth in the LLC Agreement. Reference should be made to the complete text of the LLC Agreement.

Management and control of the business of the Master Fund shall be vested in its Board of Managers, which shall have the right, power and authority, on behalf of the Master Fund and in its name, to exercise all rights, powers and authority of “managers” under the Delaware Limited Liability Company Act (the “Delaware Act”) and to do all things necessary and proper to carry out the objective and business of the Master Fund and its duties hereunder.  No Manager shall have the authority individually to act on behalf of or to bind the Master Fund except within the scope of such Manager’s authority as delegated by the Board of Managers.  Except to the extent otherwise expressly provided in the LLC Agreement, (i) each Manager shall be vested with the same powers, authority and responsibilities on behalf of the Master Fund as are customarily vested in each director of a Delaware corporation and (ii) each Independent Manager shall be vested with the same powers, authority and responsibilities on behalf of the Master Fund as are customarily vested in each Manager of a closed-end management investment company registered under the Investment Company Act that is organized as a Delaware corporation who is not an “interested person” of such company as such term is defined in the Investment Company Act.  During any period in which the Master Fund shall have no Managers, the Investment Manager shall continue to serve as investment manager to the Master Fund and shall have the authority to manage the business and affairs of the Master Fund, but only until such time as one or more Managers are elected by the Members or the Master Fund is dissolved in accordance with Section 6.1 of the LLC Agreement.  The Managers may make Capital Contributions and maintain their own Interests in the Master Fund.

Members shall have no right to participate in and shall take no part in the management or control of the Master Fund’s business and shall have no right, power or authority to act for or bind the Master Fund.  Members shall have the right to vote on any matters only as provided in the LLC Agreement or on any matters that require the approval of the holders of voting securities under the Investment Company Act or as otherwise required in the Delaware Act.

The Board of Managers may delegate to any Person, including without limitation the officers of the Master Fund designated pursuant to Section 3.2(c) of the LLC Agreement, the Investment Manager or any committee of the Board of Managers, any rights, power and authority vested by the LLC Agreement in the Board of Managers to the extent permissible under applicable law.

Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present.  Meetings of the Members may be called by the Board of Managers or by Members holding a majority of the total number of votes eligible to be cast by all Members as determined pursuant to clause (b) of Section 3.3 of the LLC Agreement, and may be held at such time, date and place as the Board of Managers shall determine.  The Board of Managers shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto.  Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting.  The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting.  In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members.  Except as otherwise required by any provision of the LLC Agreement or of the Investment Company Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Managers, and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.

Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to such Member’s Investment Percentage (expressed as a numeral to the third decimal place).  The Board of Managers shall establish a record date not less than 10 nor more than 120 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes which each Member will be entitled to cast thereat, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Master Fund before or at the time of the meeting.  A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Master Fund at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person.  Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

Except as otherwise provided in the LLC Agreement, no Member or other person holding an Interest or portion thereof acquired from a Member has the right to withdraw from the Master Fund or require the Master Fund to redeem or repurchase its Interest or any portion thereof.  The Board of Managers may, from time to time and in its sole discretion and on such terms and conditions as it may determine, cause the Master Fund to offer to repurchase Interests from Members, including the Investment Manager or its Affiliates, pursuant to written tenders by Members.  The Board of Managers, in its sole discretion, will determine the aggregate value of Interests to be repurchased, which may be a percentage of the value of the Master Fund’s outstanding interests.  In determining whether the Master Fund should offer to repurchase Interests from Members pursuant to written requests and the amount of Interests to be repurchased, the Board of Managers may consider the following factors, among others:

(i) The liquidity of the Master Fund’s assets (including, without limitation, fees and costs associated with withdrawing from Sub-Manager Funds); (ii) whether any Members have requested to tender Interests or portions of Interests to the Master Fund; (iii) the working capital and liquidity requirements of the Master Fund; (iv) the relative sizes of the repurchase requests and the Master Fund; (v) the past practice of the Master Fund in repurchasing Interests; (vi) the condition of the securities market and the economy generally, as well as political, national or international developments or current affairs; (vii) the anticipated tax consequences of any proposed repurchases of Interests; (viii) the Master Fund’s investment plans; and (ix) the availability of information as to the value of the Master Fund’s interests in Sub-Manager Funds and other investments.

The Board of Managers shall cause the Master Fund to repurchase Interests or portions thereof pursuant to written tenders only on terms that the Board of Managers determines to be fair to the Master Fund and to all Members.  The Investment Manager and each of its Affiliates may tender their Interest or a portion thereof as a Member or Organizational Member, as applicable, under Section 4.5(a) of the LLC Agreement, without notice to the other Members.

If the Board of Managers determines in its sole discretion that the Master Fund will offer to repurchase Interests, the Board of Managers will provide written notice to Members.  Such notice will include:  (i) the commencement date of the repurchase offer; (ii) the Expiration Date on which repurchase requests must be received by the Master Fund; and (iii) other information Members should consider in deciding whether and how to participate in such repurchase opportunity.

The amount due to any Member whose Interest or portion thereof is repurchased shall, subject to the terms of the LLC Agreement (including, without limitation, Section ____ of the LLC Agreement, be an amount equal to the value of the Member’s Capital Account (or portion thereof being repurchased) based on the Net Asset Value of the Master Fund as of the Valuation Date, after reduction for all fees, including any Investment Management Fee or Administration Fee, any required tax withholding  and other liabilities of the Master Fund to the extent accrued or otherwise attributable to the Interest or portion thereof being repurchased, provided that, subject to applicable law, the Board of Managers may offer to purchase Interests at a discount to the Net Asset Value (a “Discount Repurchase Offer”).  Payment by the Master Fund to each Member, upon repurchase of such Member’s Interests shall be made shall be made as promptly as practicable following the Expiration Date.  Any in-kind distribution of Securities will be valued in accordance with Section 7.4 of the LLC Agreement.  The determination of the value of Interests as of the Valuation Date shall be subject to adjustment based upon the results of the annual audit of the Master Fund’s financial statements for the Fiscal Year in which such Valuation Date occurred.  A Member who tenders some but not all of his Interest for repurchase will be required to maintain a minimum Capital Account balance equal to the amount set forth, from time to time, in the Master Fund’s Form N-2.  The Board of Managers may, in its sole discretion, waive this minimum Capital Account balance requirement.  The Master Fund may reduce the amount to be repurchased from a Member in order to maintain a Member’s minimum Capital Account balance.

The initial payment in respect of the repurchases of interest (the “Initial Payment”) shall be in an amount equal to at least 95% of the estimated value of the repurchased Interest or portion thereof, determined as of the Valuation Date.  The Initial Payment shall be made on or before the tenth business day after the Repurchase Date, provided that if the Master Fund, in the sole discretion of the Investment Manager, has requested withdrawal of capital for any Sub-Manager Funds, in order to fund the repurchase of Interests, such payment may be postponed until a reasonable time after the Master Fund has received at least 95% of the aggregate amount so requested to be withdrawn by the Master Fund from Sub-Manager Funds (the “Sub-Manager Fund Payment Date”).  The second and final payment in respect of a repurchase of interest (the “Final Payment”) is expected to be in an amount equal to the excess, if any, of (1) the value of the repurchased Interest or portion thereof, determined as of the Valuation Date based upon the results of the annual audit of the financial statements of the Master Fund for the Fiscal Year in which the Valuation Date of such repurchase occurred, over (2) the Initial Payment.

Notwithstanding anything in Section ___ of the LLC Agreement to the contrary, if a Member, after giving effect to the repurchase, would continue to hold at least 5% of the aggregate value of its Interests as of the Valuation Date, the Final Payment in respect of such repurchase shall be made on or before the [60th day] after the Repurchase Date, provided that if the Master Fund, in the sole discretion of the Investment Manager, has requested withdrawals of its capital from any Sub-Manager Funds in order to fund the repurchase of Interests, such payment may be postponed until [10 business days] after the applicable Sub-Manager Fund Payment Date.  Such payment shall be in an amount equal to the excess, if any, of (1) the value of the repurchased Interest or portion thereof, determined as of the Valuation Date, based upon information known to the Master Fund as of the date of the Final Payment, over (2) the Initial Payment.  Notwithstanding anything in the LLC Agreement to the contrary, if, based upon the results of the annual audit of the financial statements of the Master Fund for the Fiscal Year in which the Valuation Date of such repurchase occurred, it is determined that the value at which the Interest was repurchased was incorrect, the Master Fund shall, as promptly as practicable after the completion of such audit, decrease such Member’s Capital Account balance by the amount of any overpayment, or increase such Member’s Capital Account balance by the amount of any underpayment, as applicable.

Notwithstanding anything in Section ___ of the LLC Agreement to the contrary, the Board of Managers shall modify any of the repurchase procedures described in Section ___ of the LLC Agreement if necessary to comply with the regulatory requirements imposed by the Securities Exchange Commission.

Each Member whose Interest or portion thereof has been accepted for repurchase will continue to be a Member of the Master Fund until the Repurchase Date (and thereafter if its Interest is repurchased in part) and may exercise its voting rights with respect to the repurchased Interest or portion thereof until the Repurchase Date.  Moreover, the Capital Account maintained in respect of a Member whose Interest or portion thereof has been accepted for repurchase will be adjusted for the Net Profits or Net Losses of the Master Fund through the Valuation Date, and such Member’s Capital Account shall not be adjusted for the amount withdrawn, as a result of the repurchase, prior to the Repurchase Date.

Upon its acceptance of tendered Interests or portions thereof for repurchase, the Master Fund shall maintain daily on its books a segregated account consisting of cash, liquid securities or, to the extent applicable, interests in Sub-Manager Funds that the Master Fund (i) has requested be withdrawn or (ii) is in the process of liquidating, (or any combination of them) in an amount equal to the aggregate estimated amount due to Members tendering Interests or portions thereof.

Notwithstanding anything in Section ___ of the LLC Agreement to the contrary, the Master Fund may suspend, postpone or terminate a repurchase offer upon the determination of a majority of the Board of Managers (including a majority of Independent Managers) that such suspension, postponement or termination is advisable for the Master Fund and its Members, including, without limitation, circumstances as a result of which it is not reasonably practicable for the Master Fund to dispose of its investments or to determine the Net Asset Value or other unusual circumstances.

Partial Interests of a Member tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis (i.e., the portion of the Interest repurchased will be deemed to have been taken from the earliest Capital Contribution made by such Member (adjusted for subsequent Net Profits and Net Losses) until that Capital Contribution is decreased to zero, and then from each subsequent Capital Contribution made by such Member (adjusted for subsequent Net Profits and Net Losses)).

The Master Fund may effect a mandatory redemption at Net Asset Value of an Interest of a Member or portion thereof, or any person acquiring an Interest from or through a Member, in the event that the Board of Managers determines or has reason to believe, each in its sole discretion, that: (i) all or a portion of its Interest has been transferred to, or has vested in, any person, by operation of law as described in Section ___(a)(i) of the LLC Agreement; (ii) ownership of the Interest by such Member or other person will cause the Master Fund to be in violation of, or subject the Master Fund, or the Investment Manager to, additional registration or regulation under the securities, commodities or other laws of the United States or any other jurisdiction; (iii) continued ownership of the Interest may be harmful or injurious to the business or reputation of the Master Fund or the Investment Manager or may subject the Master Fund, or any Members to an undue risk of adverse tax or other fiscal consequences; (iv) any representation or warranty made by a Member in connection with the acquisition of an Interest was not true when made or has ceased to be true, or the Member has breached any covenant made by it in connection with the acquisition of an Interest; or (v) it would be in the best interests of the Master Fund for the Master Fund to cause a mandatory redemption of such Interest in circumstances where the Board of Managers determines that doing so is in the best interests of the Master Fund in a manner as will not discriminate unfairly against any Member.

The Master Fund may effect a mandatory redemption of an Interest held by an investment vehicle that is managed or sponsored by the Investment Manager or an Affiliate thereof (or portion thereof) to the extent that such investment vehicle is redeeming or has redeemed any interest of an investor in such investment vehicle (or portion thereof) for reasons that are similar to those set forth in clauses (a) through (e) of Section ___of the LLC Agreement.

The Master Fund shall be dissolved upon the occurrence of any of the following events: (i) upon the affirmative vote to dissolve the Master Fund by either (a) a majority of the Managers, or (b) Members holding at least three-quarters (3/4) of the total number of votes eligible to be cast by all Members; or (ii) as required by operation of law.  Dissolution of the Master Fund shall be effective on the day on which the event giving rise to the dissolution shall occur, but the Master Fund shall not terminate until the assets of the Master Fund have been liquidated in accordance with Section 6.2 of the LLC Agreement and the Certificate has been canceled.

Upon the dissolution of the Master Fund as provided in Section 6.1 of the LLC Agreement, one or more Managers or the Investment Manager, acting as liquidator under appointment by the Board of Managers (or, if the Board of Managers does not appoint one or more Managers or the Investment Manager to act as liquidator or is unable to perform this function, another liquidator elected by Members holding a majority of the total number of votes eligible to cast by all Members), shall liquidate, in an orderly manner, the business and administrative affairs of the Master Fund.  Net Profit and Net Loss during the period of liquidation shall be allocated pursuant to Article V of the LLC Agreement.  The proceeds from liquidation (after establishment of appropriate reserves for contingencies in such amounts as the Board of Managers or the liquidator, as applicable, deems appropriate in its sole discretion) shall, subject to the Delaware Act, be distributed in the following manner: (i) in satisfaction (whether by payment or the making of reasonable provision for payment thereof) of the debts and liabilities of the Master Fund, including the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), but not including debt and liabilities to Members, up to and including the date that distribution of the Master Fund’s assets to the Members has been completed, shall first be paid on a pro rata basis; (ii) such debts, liabilities or obligations as are owing to the Members shall be paid next in their order of seniority and on a pro rata basis; and (iii) the Members shall be paid next on a pro rata basis the positive balances of their respective Capital Accounts after giving effect to all allocations to be made to such Members’ Capital Accounts for the Accounting  Period ending on the date of the distributions under Section 6.2(a)(iii) of the LLC Agreement.

Anything in Section 6.2 of the LLC Agreement to the contrary notwithstanding, but subject to the priorities set forth in Section 6.2(a) (described above), upon dissolution of the Master Fund, the Board of Managers or other liquidator may distribute ratably in kind any assets of the Master Fund, if the Board of Managers or other liquidator determines that such a distribution would be in the interests of the Members in facilitating an orderly liquidation;

provided, however, that if any in-kind distribution is to be made (i) the assets distributed in kind shall be valued pursuant to Section 7.4 of the LLC Agreement as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) (described above), and (ii) any profit or loss attributable to property distributed in-kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution.

If the Board of Managers determines that it is in the best interest of the Members, the Board of Managers may, in its sole discretion, distribute the assets of the Master Fund into and through a liquidating trust to effect the liquidation of the Master Fund.

Except as otherwise provided under applicable law or in the LLC Agreement, each Member will be liable for the debts, obligations and liabilities of the Master Fund only to the extent of its Capital Account balance.  To the fullest extent permitted under applicable law, the Investment Manager and the Managers shall not be liable for the Master Fund’s debts, obligations and liabilities.

Item 10.2.  Long-Term Debt

Not applicable.

Item 10.3.  General

Not applicable.

Item 10.4.  Taxes

Information on the taxation of the Master Fund is incorporated by reference from the section entitled “Certain Tax Considerations” in the Feeder Funds’ Memoranda included in the Feeder Funds’ Registration Statements on Form N-2.

Item 10.5.  Outstanding Securities

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Registrant or for its Own Account	Amount Outstanding Exclusive of Amount Shown Under (3), as of ______________
Limited Liability Company Interests	Unlimited	None	$0

Item 10.6.  Securities Ratings

Not applicable.

Item 11.  Defaults and Arrears On Senior Securities

Not applicable.

Item 12.  Legal Proceedings

Not applicable.

Item 13.  Table of Contents of Statement of Additional Information (“SAI”)

Page
INVESTMENT POLICIES AND PRACTICES	_
FUNDAMENTAL POLICIES	_
ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE MASTER FUND AND THE SUB-MANAGER FUNDS AND RELATED RISKS	_
BOARDS OF MANAGERS AND OFFICERS	_
CODES OF ETHICS	_
INVESTMENT MANAGEMENT AND OTHER SERVICES	_
BROKERAGE	_
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL	_
CUSTODIAN	_
ANTI-MONEY LAUNDERING CONSIDERATIONS	_
PROXY VOTING POLICIES AND PROCEDURES	_
APPENDIX A - PROXY VOTING POLICY	A-1

PART B:
INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

Item 14.  Cover Page of SAI

The name of the registrant is JHW Pan Asia Strategies Master Fund, LLC. This Part B, dated _____________ is not a prospectus.  The Fund does not have a prospectus because it is not registered under the Securities Act of 1933, as amended.  This Part B relates to Part A of this Registration Statement and should be read in conjunction therewith.

Item 15.  Table of Contents of SAI

Page
INVESTMENT POLICIES AND PRACTICES	_
FUNDAMENTAL POLICIES	_
ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE MASTER FUND AND THE SUB-MANAGER FUNDS AND RELATED RISKS	_
BOARDS OF MANAGERS AND OFFICERS	_
CODES OF ETHICS	_
INVESTMENT MANAGEMENT AND OTHER SERVICES	_
BROKERAGE	_
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL	_
CUSTODIAN	_
ANTI-MONEY LAUNDERING CONSIDERATIONS	_
PROXY VOTING POLICIES AND PROCEDURES	_
APPENDIX A - PROXY VOTING POLICY	A-1

Item 16.  General Information and History

Not applicable.

Item 17.  Investment Objective and Policies

Information in response to this item is incorporated by reference from the sections entitled “Investment Objective and Strategies” in the Feeder Funds’ Memoranda included in the Feeder Funds’ Registration Statements on Form N-2 and “Investment Policies and Practices,” “Fundamental Policies” and “Additional Information on Investment Techniques of the Master

Fund and the Sub-Manager Funds and Related Risks” in the Feeder Funds’ respective Statements of Additional Information.

Item 18.  Management

Information in response to this item is incorporated by reference from the sections entitled “Management of the Fund and the Master Fund” in the Feeder Funds’ Memoranda included in the Feeder Funds’ Registration Statements on Form N-2 and “Boards of Managers and Officers” and “Codes of Ethics” in the Feeder Funds’ respective Statements of Additional Information.

Item 19.  Control Persons and Principal Holders of Securities

The JHW Pan Asia Strategies Fund, LLC and JHW Pan Asia Strategies Cayman Fund, LDC intend to invest substantially all of their respective investable assets in the Master Fund and are expected to become 5% holders of the Master Fund’s Interests.

Item 20.  Investment Advisory and Other Services

Information on the investment advisory and other services provided for or on behalf of the Master Fund is incorporated herein by reference from the sections entitled  “Management of the Fund and the Master Fund,” “Investment Management Fee,” “Administration” and “Custodian” in the Feeder Funds’ Memoranda included in the Feeder Funds’ Registration Statements on Form N-2 and “Independent Registered Public Accounting Firm and Legal Counsel” in the Feeder Funds’ Statements of Additional Information.

Item 21.  Portfolio Managers

Information in response to this item is incorporated by reference from the section entitled “Investment Management and Other Services” in the Feeder Funds’ Statement of Additional Information.

Item 22.  Brokerage Allocation and Other Practices

A description of the Master Fund’s brokerage allocation and other practices is incorporated herein by reference from the section entitled “Brokerage” in the Feeder Funds’ Statements of Additional Information.

Item 23.  Tax Status

Information on the tax status of the Master Fund is incorporated by reference from the section entitled “Certain Tax Considerations” in the Feeder Funds’ Memoranda included in the Feeder Funds’ Registration Statements on Form N-2.

Item 24.  Financial Statements

Not Applicable.

PART C:
OTHER INFORMATION

JHW Pan Asia Strategies Master Fund, LLC (the “Registrant”)

Item 25.  Financial Statements and Exhibits

(1)	Financial Statements:

Not Applicable.

(2)	Exhibits

(a)(1)	Limited Liability Company Agreement to be filed by amendment.

(a)(2)	Certificate of Limited Liability Company is filed herewith.

(b)	Not applicable.

(c)	Not applicable.

(d)	Refer to Exhibit (a)(1).

(e)	Not applicable.

(f)	Not applicable.

(g)	Form of Investment Management Agreement to be filed by amendment.

(h)	[Form of Placement Agent Agreement to be filed by amendment.]

(i)	Not applicable.

(j)	Form of Custody Agreement to be filed by amendment.

(k)	Form of Administration Agreement to be filed by amendment.

(l)	Not applicable.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p)	Not applicable.

(q)	Not applicable.

(r)(1)	Code of Ethics of Registrant to be filed by amendment.

(r)(2)	Code of Ethics of J.H. Whitney Investment Management, LLC to be filed by amendment.

Item 26.  Marketing Arrangements

Not applicable.

Item 27.  Other Expenses of Issuance and Distribution of Securities Being Registered

All figures are estimates:

Registration fees	$_____
Legal fees	$_____
Printing fees	$_____
Blue Sky fees	$_____
Accounting fees	$_____

Total	$_____

Item 28.  Persons Controlled by or Under Common Control With Registrant

The Board of the Master Fund is identical to the board of managers of the Feeder Funds.  In addition, the officers of the Master Fund and these other funds are substantially identical.  Nonetheless, the Master Fund takes the position that it is not under common control with the Feeder Funds since the power residing in the respective boards and officers arises as a result of an official position with the respective funds.

Item 29.  Number of Holders of Securities

Title of Class	Number of Record Holders*
Limited Liability Company Interests	0
* As of January 1, 2010.

Item 30.  Indemnification

Section 3.7 of the Registrant’s Limited Liability Company Agreement states as follows:

a)
To the fullest extent permitted by law, the Fund shall, subject to Section 3.7(b) hereof, indemnify each Manager, former Manager, officer and former officer of the Fund (including for this purpose their executors, heirs, assigns, successors or other legal representatives) from and against all losses, charges, claims, expenses, assessments, damages, costs and liabilities (collectively, “Losses”), including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees and disbursements, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Manager or officer of the Fund, as applicable, or the past or present performance of services to the Fund by such indemnitee, except to the extent such Losses shall have been finally determined in a non-appealable decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance or gross negligence involved in the conduct of such indemnitee’s office. The rights of indemnification provided under this Section 3.7 shall not be construed so as to provide for indemnification of an indemnitee for any Losses (including any liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law.  Any manager of the Fund appointed by the Organizational Member prior to the effectiveness of this Agreement shall be deemed to be a “Manager” for purposes of this Section 3.7.

b)
Expenses, including reasonable counsel fees and disbursements, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), shall be paid or reimbursed by the Fund in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.7(a) hereof.

c)
Any indemnification or advancement of expenses made pursuant to this Section 3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a final decision on the merits of any court of competent jurisdiction in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance or gross negligence involved in the conduct of such indemnitee’s office.

d)
As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Members by reason of willful misfeasance or gross negligence involved in the conduct of such indemnitee’s office, indemnification shall be provided pursuant to Section 3.7(a) hereof if (i) approved by a majority of the Managers (excluding any Manager who is seeking indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that the actions or omissions in question were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance or gross negligence  involved in the conduct of such indemnitee’s office, or (ii) the Board of Managers secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnitee acted in good faith and in the reasonable belief that the actions or omissions in question were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance or gross negligence  involved in the conduct of such indemnitee’s office.

e)
In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.7 the Fund shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in this Section 3.7.  In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.7 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).

f)
An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 or to which he, she or it may otherwise be entitled except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

g)
The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law.  Nothing contained in this Section 3.7 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any Manager, officer of the Fund or other person.

h)
To the extent permitted by applicable law, the Investment Manager, the Placement Agent and the Administrator, and any other party serving as the investment manager, the placement agent or administrator of the Fund or providing other services to the Fund shall be entitled to indemnification from the Fund upon such terms and subject to such conditions and exceptions, and with such entitlement to have recourse to the assets of the Fund with a view to meeting and discharging the cost thereof as may be provided under the Investment Management Agreement, the Placement Agent Agreement, the Administration Agreement or any agreement between any such party and the Fund.

Item 31.  Business and Other Connections of Investment Manager

Information as to the directors and officers of the Master Fund’s Investment Manager, J.H. Whitney Investment Management, LLC, together with information as to any other business,

profession, vocation, or employment of a substantial nature in which the Investment Manager, and each director, executive officer, managing member or partner of the Investment Manager, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in its Form ADV as filed with the Securities and Exchange Commission (File No. 801- 65465), and is incorporated herein by reference.

Item 32.  Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of (i) the Registrant, (ii) the Registrant’s Administrator, and/or (iii) the Registrant’s counsel.  The address of each is as follows:

1.	JHW Pan Asia Strategies Master Fund, LLC
711 Fifth Avenue, Suite 410
New York, NY 10022

2.	[J.D. Clark & Company
2425 Lincoln Avenue
Ogden, Utah 84401]

3.	Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

Item 33.  Management Services

Not applicable.

Item 34.  Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York in the State of New York on the 15th day of January, 2010.

JHW Pan Asia Strategies Master Fund, LLC

By:	/s/ William Ng
Name: William Ng
Title: President

Exhibit Index

(a)(2)	Certificate of Limited Liability Company